Exhibit 10.8

THE PROVIDENT BANK

AMENDED AND RESTATED

BOARD OF DIRECTORS VOLUNTARY FEE DEFERRAL PLAN

Amendment Number One

The Provident Bank Amended and Restated Board of Directors Voluntary Fee Deferral Plan (the “Plan”) is hereby amended, effective December 18, 2003, in accordance with the following:

Section 1(a) of the Plan shall be amended by replacing its first sentence by the following:

Any eligible member may participate in this Plan by executing a form of deferral election, a copy of which is annexed hereto as Exhibit “A,” under which each calendar year the eligible member can elect irrevocably to defer the receipt of 25%, 50%, 75% or 100% of any fees that may be paid to the member.

IN WITNESS WHEREOF, this Amendment Number One has been executed by the duly authorized officers of The Provident Bank as of the 18th day of December, 2003.

ATTEST:	THE PROVIDENT BANK

/s/ Mary Louise Festa	By:	/s/ Paul M. Pantozzi
Corporate Secretary		Authorized Officer

THE PROVIDENT BANK

AMENDED AND RESTATED

BOARD OF DIRECTORS VOLUNTARY FEE

DEFERRAL PLAN

EXHIBIT A

Election to Defer Board of Directors Fees in 200

Pursuant to the provisions of The Provident Bank Amended and Restated Board of Directors Voluntary Fee Deferral Plan (the “Plan”), I understand that I may make an irrevocable election to defer the receipt of board fees due to me during calendar year 200    . In accordance with the Plan:

I hereby elect (check one):

         not to defer my board fees after the date hereof and during calendar year 200    .

         to defer the receipt of

                     25%

                     50%

                     75%

                   100%

of my board fees (includes Retainer, Executive Committee, Board and Committee Fees) after the date hereof and during calendar year 200    .

The deferral, if any, indicated above shall be until the following year (check one):

         Calendar year of my normal retirement from the Board of Directors.

         Certain year that is prior to the calendar year of my normal retirement from the Board of Directors. You must select the year on this form. Year :

I hereby further elect that the amount of the above deferred compensation shall be paid at the end of the deferral period as follows (check one):

         In a lump sum.

         In 3 annual installments until the entire amount of my deferred compensation for 200     shall have been paid to me.

I understand that this election is subject to applicable laws and regulations and to the terms and conditions of The Provident Bank Amended and Restated Board of Directors Voluntary Fee Deferral Plan as from time to time in effect. I further understand that the election to defer the receipt of any compensation I may receive in 200         may not be modified or revoked, other than as set forth in the Plan.

Name of Eligible Member (Print or Type)

Signature of Eligible Member	Date

Received by The Provident Bank

This day of , 200

By:

THE PROVIDENT BANK

AMENDED AND RESTATED

BOARD OF DIRECTORS VOLUNTARY FEE DEFERRAL PLAN

Amendment Number Two

The Provident Bank Amended and Restated Board of Directors Voluntary Fee Deferral Plan (the “Plan”) is hereby amended, effective March 1, 2004, in accordance with the following:

Section 3(b) of the Plan shall be amended in its entirety to provide as follows:

“Investment in Company Stock. Notwithstanding the above, if an eligible member has elected pursuant to paragraph 1(b) to purchase common stock of the Company in accordance with paragraph 1(b) hereof, the common stock so purchased shall be credited to a separate account in the name of the member. Such account shall be referred to as the member’s Stock Fund Account. The value of each member’s Stock Fund Account shall be determined by reference to the last reported trading price of the Company’s common stock on the applicable valuation date. Any earnings on such common stock shall be credited to the Investment Account and shall be credited with interest in accordance with the provisions of paragraph 3(a) above, unless the Board of Directors determines that such earnings shall be applied towards the purchase of additional Company stock which shall be allocated to the Stock Fund Account. Notwithstanding the foregoing, effective as of March 1, 2004, all cash credited to a member’s Investment Account attributable to dividends declared and earnings thereon, if any, shall be applied to the purchase of additional Company stock, which Company stock shall be credited to the Stock Fund Account. From and after March 1, 2004, any dividends declared on the Company common stock credited to a member’s account shall be credited to the Stock Fund Account in the form of Company common stock. For purposes of making any distribution under paragraph 4 below, the applicable number of shares of Company common stock credited to such member’s account shall be distributed in-kind to the eligible member on the distribution date.”

IN WITNESS WHEREOF, this Amendment Number Two has been executed by the duly authorized officers of The Provident Bank as of the 19th day of February 2004.

ATTEST:	THE PROVIDENT BANK

/s/ Mary Louis Festa	By:	/s/ Paul M. Pantozzi
Corporate Secretary		Authorized Officer